Exhibit 99.1

KALEYRA, INC. ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

NEW YORK, NY & VIENNA, VA, June 24, 2020 — Kaleyra, Inc. (NYSE American: KLR) (“Kaleyra” or the “Company”) today announced the pricing of its previously announced underwritten public offering (the “Offering”) of 7,777,778 shares of its common stock, par value $0.0001 per share (the “Common Stock”), at a public offering price of $4.50 per share. In addition, the underwriters have been granted a 30-day option to purchase up to 1,166,666 additional shares of Common Stock from the Company at the public offering price, less underwriting discounts and commissions. The Company intends to use the net proceeds that it will receive from the Offering for working capital and other general corporate purposes, including strategic growth, as well as to repay certain of its current obligations related to its November 2019 business combination, inclusive of debt repayments and forward purchase obligations. The Company may also use a portion of the remaining net proceeds to opportunistically acquire, license and invest in complementary products, technologies or businesses, although, it currently has no agreements or commitments to complete any such transaction.

Oppenheimer & Co. Inc. and Nomura Securities International, Inc. are acting as joint book-running managers for the Offering. National Securities Corporation is acting as lead manager for the Offering.

A registration statement on Form S-1 (File No. 333-239001) relating to the Offering was declared effective by the Securities and Exchange Commission (the “SEC”) on June 24, 2020. The Offering is being made only by means of a prospectus, copies of which may be obtained from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY, 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com; or Nomura Securities International, Inc., Attention: Equity Syndicate Department, Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316, or by telephone at (212) 667-9000, or by email at equitysyndicateamericas@nomura.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Kaleyra, Inc.

Kaleyra, Inc. (NYSE American: KLR) (KLR WS), is a global group providing mobile communication services for financial institutions and enterprises of all sizes worldwide. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising of messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to safely and securely manage billions of messages monthly with a reach to hundreds of MNOs and over 190 countries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements, including statements regarding the Offering. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of several factors including market risks and uncertainties and the satisfaction of customary closing conditions for an offering of securities, and other factors discussed in greater detail in the Company’s filings with the SEC. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.

Media Contacts

Marco Lastrico

Barabino & Partners USA, LLC

+1 (212) 308 8710

m.lastrico@barabinousa.com

Investor Contacts

Darrow Associates, Inc.

Alison Ziegler +1 (201) 220-2678

Jim Fanucchi +1 (408) 404-5400

ir@kaleyra.com

Source: Kaleyra, Inc.